UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 25, 2011
KILROY REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-12675	95-4598246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California	90064
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 481-8400
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 2.02 Results of Operations and Financial Condition.
     On July 25, 2011, Kilroy Realty Corporation issued a press release announcing its earnings for the quarter ended June 30, 2011 and distributed certain related supplemental financial information. The supplemental information is attached hereto as Exhibit 99.1, the press release is attached hereto as Exhibit 99.2 and both are incorporated herein by reference.
     Item 9.01 Financial Statements and Exhibits.
List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.
(d) Exhibits.
99.1	Second Quarter 2011 Supplemental Financial Report

99.2	Press Release dated July 25, 2011
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty Corporation
Date: July 25, 2011	By:	/s/ Heidi R. Roth
Heidi R. Roth
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Second Quarter 2011 Supplemental Financial Report

99.2	Press Release dated July 25, 2011